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                                  Exhibit 24.1
                           DIRECTORS AND OFFICERS OF
                            NATIONAL PROCESSING INC.

                      REGISTRATION STATEMENT ON FORM 10-K

                               POWER OF ATTORNEY

     The undersigned Directors and Officers of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipate filing a Form 10-K annual report pursuant to Section 12(g) Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 1998, with the Securities and Exchange Commission hereby constitute and appoint Jim W. Cate, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

     EXECUTED this 24th day of February, 1999.


/s/ Robert G. Siefers                   Chairman of the Board and Director
------------------------------------
Robert G. Siefers

                                        Director
------------------------------------
Aureliano Gonzalez-Baz

                                        Director
------------------------------------
Christos M. Cotsakos

/s/ Preston B. Heller Jr.               Director
------------------------------------
Preston B. Heller Jr.

/s/ James R. Bell III                   Director
------------------------------------
James R. Bell III

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
/s/ Jeffrey D. Kelly                    Director
------------------------------------
Jeffrey D. Kelly

/s/ Robert E. Showalter                 President, Chief Executive Officer and
------------------------------------    Director
Robert E. Showalter